UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 4, 2002

                           FLAG Telecom Group Limited
               (Exact Name of Registrant as Specified in Charter)


     Bermuda             000-29207                          N/A
(State or Other    (Commission File Number)    (IRS Employer Identification No.)
 Jurisdiction of
  Incorporation)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code              (441) 296-0909

                                       N/A
          (Former name or former address, if changed since last report)






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Item 4.  Change in Registrant's Certifying Accountant

As reported in the Current Report on Form 8-K dated August 7, 2002 of FLAG Telecom Holdings Limited, the predecessor to FLAG Telecom Group Limited (the "Registrant"), on July 24, 2002, Arthur Andersen resigned as auditor of FLAG Telecom Holdings Limited, and two of its Bermuda subsidiaries, FLAG Limited and FLAG Atlantic Limited effective July 31, 2002.

As approved by the Audit Committee of the Registrant's Board of Directors, Ernst & Young UK has been engaged to act as the Registrant's independent auditors as of December 4, 2002 and to audit the Registrant's financial statements for the year ended December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLAG TELECOM GROUP LIMITED
                                                (Registrant)

Date:    December 6, 2002                       s/  Kees Van Ophem
                                                --------------------------------
                                                Name:      Kees Van Ophem
                                                Title:     General Counsel